UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2023

OCCIDENTAL PETROLEUM CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-09210	95-4035997
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 110 Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 215-7000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.20 par value	OXY	New York Stock Exchange
Warrants to Purchase Common Stock, $0.20 par value	OXY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
Occidental Petroleum Corporation (the “Company”) held its 2023 Annual Meeting of Shareholders on May 5, 2023 (the “2023 Annual Meeting”). The following actions were taken at the 2023 Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and the final number of votes cast for or against, and abstentions and broker non-votes, as applicable, for each matter are set forth below.
1.The ten nominees proposed by the Board of Directors were elected by the Company's shareholders by the following votes:

Nominee	For	% For	Against	% Against	Abstain	Broker Non-Votes
Vicky A. Bailey	650,880,822	98.45%	10,262,806	1.55%	632,621	110,136,627
Andrew Gould	632,734,933	95.77%	27,961,396	4.23%	1,079,920	110,136,627
Carlos M. Gutierrez	642,398,535	97.24%	18,255,953	2.76%	1,121,761	110,136,627
Vicki Hollub	653,952,980	98.91%	7,209,293	1.09%	613,976	110,136,627
William R. Klesse	652,419,180	98.69%	8,662,698	1.31%	694,371	110,136,627
Jack B. Moore	632,146,556	95.62%	28,933,691	4.38%	696,002	110,136,627
Claire O'Neill	658,330,347	99.59%	2,736,474	0.41%	709,428	110,136,627
Avedick B. Poladian	634,427,224	95.97%	26,637,803	4.03%	711,222	110,136,627
Ken Robinson	658,037,115	99.61%	2,604,095	0.39%	1,135,039	110,136,627
Robert M. Shearer	653,551,535	98.86%	7,512,744	1.14%	711,970	110,136,627
2.The result of the advisory vote on the frequency of future advisory votes approving named executive officer compensation was as follows:

One Year	650,301,348	98.26%
Two Years	1,166,878	0.18%
Three Years	9,241,304	1.40%
Abstain	1,066,719	0.16%
Broker Non-Votes	110,136,627
3.The advisory vote to approve named executive officer compensation was approved by the Company's shareholders by the following vote:

For	640,513,747	96.79%
Against	19,776,756	2.99%
Abstain	1,485,746	0.22%
Broker Non-Votes	110,136,627

4.The ratification of the selection of KPMG as the Company’s independent auditor for the year ending December 31, 2023 was approved by the Company’s shareholders by the following vote:

For	754,693,505	97.77%
Against	16,396,541	2.12%
Abstain	822,830	0.11%
5.The proposal submitted by John Chevedden requesting an Independent Board Chairman policy was not approved by the Company's shareholders. The proposal received the following vote:

For	51,079,569	7.72%
Against	607,804,229	91.84%
Abstain	2,892,451	0.44%
Broker Non-Votes	110,136,627

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2023	OCCIDENTAL PETROLEUM CORPORATION

	By:	/s/ Nicole E. Clark
	Name:	Nicole E. Clark
	Title:	Vice President, Corporate Secretary and Chief Compliance Officer